Long- term investments	12 Months Ended
Dec. 31, 2020
Long- term investments
Long- term investments

8.    Long- term investments

As of December 31, 2019 and 2020, long-term investments include equity investments in privately held companies.

a)	Equity investments without readily determinable fair values

The Group carries these investments at cost less impairment as the Group does not have significant influence and the investments do not have a readily determinable fair value. As of December 31, 2019 and 2020, the carrying value of equity investments at cost less impairment was RMB5.7 million and RMB6.1 million, respectively.

b)	Equity investments accounted for using the equity method

On September 3, 2018, TuanChe Internet invested RMB4.0 million in cash for a 40% equity interest in Shanghai Three Drivers Culture Media Co., Limited ("STDC") that operates a car media business. TuanChe Internet applies the equity method of accounting to account for its equity investment in common stock of STDC, over which it has significant influence but does not own a majority equity interest or otherwise control. As of December 31, 2019 and 2020, the carrying value of equity investment for using equity method was RMB2.2 million and RMB2.8 million, respectively.

Impairment provision made for the years ended December 31, 2018 , 2019 and 2020 was nil,  RMB1.0 million and nil, respectively.

For the year ended December 31, 2019, the Group made impairment provision of RMB1.0 million for one of its equity investments without readily determinable fair values.

c)	Disposal of equity investments without readily determinable fair values

On December 2, 2020, the Group disposed the investment of Beijing Hengpengzhixin Automobile Sales Co., Ltd. to Kuka Technology (Tianjin) Co., Ltd. ("Kuka") with a consideration of RMB0.3 million. This disposal is a related party transaction because the ultimate beneficial owner of Kuka is Mr. Wei Wen, Chairman of the Board of Directors and CEO of the Group (Note 20).